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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 15, 2006

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)
435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)
Registrant's telephone number, including area code: (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

        The Board of Directors of Tribune Company received a letter dated June 13, 2006 from Chandler Trust No. 1 and Chandler Trust No. 2, which collectively own 12.2% of Tribune Company's outstanding common stock. On June 14, 2006, Tribune Company issued a statement in response to the Chandler Trust letter. On June 15, 2006, the independent directors of the Tribune Company Board who are not affiliated with the Chandler Trusts issued a response to the June 13 Chandler Trust letter. Tribune's statement and the independent director response letter are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

        The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, respectively, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Tribune Company Press Release dated June 14, 2006
Exhibit 99.2
Letter from William A. Osborn, Enrique Hernandez, Jr., Betsy D. Holden, Robert S. Morrison, J. Christopher Reyes, Dudley S. Taft and Miles D. White to Chandler Trust No. 1 and Chandler Trust No. 2 dated June 15, 2006

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)
Date: June 15, 2006	/s/ MARK W. HIANIK Mark W. Hianik Vice President/Assistant General Counsel

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  ITEM 7.01 REGULATION FD DISCLOSURE.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE